                                                             September 29, 1999

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the year ended August 31, 1999.

The Fund ended the year with net assets of $1.1 billion compared to $945 million a year ago. Net assets have been $1 billion plus since first crossing that threshold last November. The average seven day yield ranged from a low of
4.37 % to a high of 4.65% during the year. Distributions of $.045545 were paid, equivalent to an annualized yield of 4.55%. For those shareholders in the dividend reinvestment plan, this equates to a compound annual yield of 4.65%.

The Federal Reserve (the "Fed") raised interest rates by raising the federal funds rate 1/4 of 1% twice so far this year in an effort to keep the economy from overheating and in an attempt to control inflation. These were the first interest rate hikes since 1995. The federal funds rate is what member banks charge each other for overnight loans and is a determining factor for other rates from credit cards to mortgages. Consumer confidence slipped in September for the third consecutive month suggesting that the Fed's higher interest rate strategy is working to cool off the economy. Even at lower levels, consumer confidence levels are still at historically high levels with consumers generally optimistic about both the economy and job prospects.

Growth in the U.S. economy slowed to an annual rate of 1.6% in the second quarter as measured by the gross domestic product (the total output of goods and services)--the slowest growth since the spring of 1995. Figures for the third quarter are not available yet but many expect a rebound to 4% or higher. These economic signals leave opinions mixed as to what if any further actions the Fed will take this year.

This uncertainty about the interest rate plans of the Fed has weighed heavily on the stock and bond markets. Stock prices also have been affected by concern about corporate earnings. The Dow Jones Industrial Average ("DJIA"), peaked at over 11,000 in August but has since fallen to the low to mid 10,000 range. Falling stock prices generally increase the appeal of bond investments but fear of rising interest rates has kept the bond market somewhat bearish. Treasury prices have been sharply lower despite the weakness in the DJIA.

As shown on the attached Schedule of Investments, the Fund was 100% invested in U.S. government agency obligations on August 31, 1999. These discount notes of the Federal Home Loan and Federal Farm Credit Banks, while offering a high degree of credit safety, have allowed the Fund to offer a competitive yield and an added advantage of income which is exempt from state income tax. The percentage of dividends eligible for exemption varies as it is dependent on the investments of the Fund, but given the current investment strategy, we believe the dividends paid this year will be substantially exempt from state income tax under current tax laws.

The Fund has maintained an asset base over $1 billion since first crossing that threshold last November. This increase in asset size has led to a corresponding increase in the number of shareholders. HLGF recently became registered for sale in all 50 states in order to accommodate shareholders and prospective shareholders nationwide.

As we approach the next millennium we are committed to following the same investment strategy that has served us so well. Quality and safety are our top priorities. We will continue to do our best to offer a competitive product without sacrificing these priorities.

/s/ Donald F. Kohler
/s/ Joseph C. Curry, Jr.
/s/ Dianna P. Wengler
DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 1999

  Principal                             Purchase Maturity
   Amount                                Yield     Date      Value
 -----------                            -------- -------- -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--100.2%
 $15,000,000 Federal Home Loan Bank      4.989%  09/01/99 $15,000,000
  12,145,000 Federal Home Loan Bank      5.476   09/01/99  12,145,000
  20,000,000 Federal Home Loan Bank      4.804   09/02/99  19,997,411
  13,000,000 Federal Home Loan Bank      4.922   09/03/99  12,996,577
  19,000,000 Federal Home Loan Bank      4.766   09/07/99  18,985,370
  23,000,000 Federal Home Loan Bank      4.978   09/08/99  22,978,310
  17,000,000 Federal Home Loan Bank      4.797   09/09/99  16,982,433
   7,000,000 Federal Farm Credit Bank    4.822   09/10/99   6,991,810
  16,000,000 Federal Home Loan Bank      5.051   09/10/99  15,980,320
  15,000,000 Federal Home Loan Bank      5.075   09/13/99  14,975,250
  19,000,000 Federal Farm Credit Bank    5.073   09/14/99  18,965,969
  12,000,000 Federal Farm Credit Bank    5.031   09/15/99  11,977,133
  25,000,000 Federal Home Loan Bank      5.059   09/16/99  24,948,333
  12,000,000 Federal Home Loan Bank      5.072   09/17/99  11,973,653
  20,000,000 Federal Home Loan Bank      4.906   09/20/99  19,949,756
  12,000,000 Federal Home Loan Bank      4.951   09/21/99  11,967,867
  17,000,000 Federal Home Loan Bank      5.114   09/22/99  16,950,615
  17,000,000 Federal Home Loan Bank      4.983   09/24/99  16,947,432
  20,000,000 Federal Home Loan Bank      5.013   09/27/99  19,929,222
  13,000,000 Federal Home Loan Bank      5.123   09/29/99  12,949,546
   8,268,000 Federal Home Loan Bank      5.135   09/29/99   8,235,847
  14,000,000 Federal Home Loan Bank      5.082   09/30/99  13,944,175
  12,000,000 Federal Home Loan Bank      5.166   10/01/99  11,949,700
   8,800,000 Federal Home Loan Bank      5.197   10/01/99   8,762,893
  17,000,000 Federal Home Loan Bank      5.133   10/04/99  16,922,083
  17,000,000 Federal Home Loan Bank      5.120   10/05/99  16,919,883
  25,000,000 Federal Home Loan Bank      5.176   10/06/99  24,877,500
  17,000,000 Federal Home Loan Bank      5.134   10/07/99  16,915,000
   6,000,000 Federal Home Loan Bank      4.983   10/08/99   5,970,215
  14,500,000 Federal Home Loan Bank      5.136   10/08/99  14,425,486
  13,000,000 Federal Farm Credit Bank    5.222   10/12/99  12,924,344
  23,000,000 Federal Home Loan Bank      5.155   10/13/99  22,865,297
  11,000,000 Federal Farm Credit Bank    5.197   10/14/99  10,933,254
  17,000,000 Federal Home Loan Bank      5.008   10/15/99  16,899,228
  18,000,000 Federal Farm Credit Bank    5.284   10/18/99  17,878,505
  14,000,000 Federal Farm Credit Bank    5.258   10/19/99  13,904,053
  18,000,000 Federal Home Loan Bank      5.134   10/20/99  17,877,500
  13,736,000 Federal Home Loan Bank      5.081   10/22/99  13,640,260
  12,000,000 Federal Farm Credit Bank    5.298   10/25/99  11,906,760
  17,000,000 Federal Home Loan Bank      5.145   10/26/99  16,869,879
  17,000,000 Federal Home Loan Bank      5.166   10/27/99  16,866,984
  14,150,000 Federal Home Loan Bank      5.141   10/29/99  14,036,014

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (continued)
                                August 31, 1999

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
 $15,000,000 Federal Home Loan Bank      5.111%  11/01/99 $   14,873,679
  12,000,000 Federal Home Loan Bank      5.197   11/02/99     11,895,427
  18,000,000 Federal Home Loan Bank      5.197   11/03/99     17,840,610
  19,000,000 Federal Farm Credit Bank    5.227   11/04/99     18,828,071
  10,000,000 Federal Home Loan Bank      4.920   11/05/99      9,914,417
   8,000,000 Federal Home Loan Bank      5.280   11/05/99      7,925,756
  13,000,000 Federal Farm Credit Bank    5.232   11/08/99     12,875,012
  11,000,000 Federal Home Loan Bank      5.163   11/08/99     10,895,903
   9,000,000 Federal Farm Credit Bank    5.280   11/09/99      8,911,335
  19,550,000 Federal Home Loan Bank      4.962   11/10/99     19,368,294
  13,000,000 Federal Home Loan Bank      5.332   11/12/99     12,865,060
  10,000,000 Federal Farm Credit Bank    5.332   11/15/99      9,891,667
  14,000,000 Federal Farm Credit Bank    5.300   11/16/99     13,847,493
  18,000,000 Federal Home Loan Bank      5.049   11/17/99     17,812,505
   5,000,000 Federal Farm Credit Bank    5.322   11/18/99      4,943,883
  11,000,000 Federal Farm Credit Bank    5.321   11/18/99     10,876,543
  20,000,000 Federal Home Loan Bank      5.158   11/19/99     19,780,556
  17,000,000 Federal Home Loan Bank      5.077   11/24/99     16,806,030
  21,000,000 Federal Home Loan Bank      5.335   11/29/99     20,730,553
  14,902,000 Federal Home Loan Bank      5.335   11/30/99     14,708,647
   7,000,000 Federal Home Loan Bank      5.354   12/01/99      6,907,812
  10,000,000 Federal Farm Credit Bank    5.301   12/03/99      9,866,958
  11,810,000 Federal Home Loan Bank      5.174   12/06/99     11,651,903
  10,000,000 Federal Home Loan Bank      5.176   12/09/99      9,861,950
  19,000,000 Federal Home Loan Bank      5.191   12/13/99     18,726,564
   5,000,000 Federal Farm Credit Bank    5.357   12/15/99      4,924,167
  15,000,000 Federal Home Loan Bank      5.246   12/23/99     14,760,817
  22,000,000 Federal Home Loan Bank      5.305   01/10/00     21,591,717
  12,000,000 Federal Home Loan Bank      5.347   01/12/00     11,772,127
  25,315,000 Federal Home Loan Bank      5.347   01/14/00     24,827,053
  16,000,000 Federal Home Loan Bank      5.482   01/19/00     15,672,089
  20,000,000 Federal Home Loan Bank      5.401   01/21/00     19,590,566
  17,000,000 Federal Home Loan Bank      5.558   01/26/00     16,629,314
                                                          --------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (amortized cost -- $1,111,491,345)            1,111,491,345
                                                          --------------
              TOTAL INVESTMENTS (100.2%) (cost --
             $1,111,491,345*)                             $1,111,491,345
                                                          ==============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                August 31, 1999

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,111,491,345).............................  $1,111,491,345
                                                                  --------------
   Total Investments............................................   1,111,491,345
 Cash...........................................................           2,380
 Prepaid expenses...............................................           4,785
                                                                  --------------
   TOTAL ASSETS.................................................   1,111,498,510
                                                                  --------------

LIABILITIES
 Dividends payable..............................................       2,282,430
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B...............         293,498
 Miscellaneous accrued expenses.................................         105,626
                                                                  --------------
   TOTAL LIABILITIES............................................       2,681,554
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 1,108,816,956 shares issued and outstanding)--
  Note C........................................................  $1,108,816,956
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                       For the year ended August 31, 1999

INVESTMENT INCOME
 Interest income................................................  $   53,725,891
EXPENSES
 Investment Advisory fee--Note B................................       3,309,576
 Shareholder servicing fees--Note B.............................       1,185,377
 Transfer agent fees............................................          11,323
 Custodian fees.................................................         145,610
 Printing and other expenses....................................         110,996
 Filing fees....................................................          55,800
 Insurance expense..............................................          32,737
 Legal and audit fees...........................................          38,545
 Directors' fees................................................          24,510
                                                                  --------------
  Total expenses................................................       4,914,474
                                                                  --------------
  Net investment income.........................................      48,811,417
                                                                  --------------
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   48,811,417
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                  For the year ended August 31
                                                       1999           1998
                                                  --------------  -------------
INCREASE IN NET ASSETS:
FROM OPERATIONS
 Net investment income...........................   $ 48,811,417   $ 38,414,949
                                                  --------------  -------------
  Net increase in net assets resulting from
   operations....................................     48,811.417     38,414,949
 Dividends to shareholders ($.045545 and $.049903
  per share, respectively).......................  (  48,811 417) (  38,414,949)
                                                  --------------  -------------
 Undistributed net investment income.............              0              0
                                                  --------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C.................................    163,851,133    357,885,980
NET ASSETS
 Beginning of year...............................    944,965,823    587,079,843
                                                  --------------  -------------
 End of year..................................... $1,108,816,956   $944,965,823
                                                  ==============  =============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                    For the year ended August 31,
                               1999       1998      1997      1996      1995
                            ----------  --------  --------  --------  --------
Net asset value, beginning
 of year...................      $1.00     $1.00     $1.00     $1.00     $1.00
                            ----------  --------  --------  --------  --------
Net investment income......        .05       .05       .05       .05       .05
                            ----------  --------  --------  --------  --------
 Total from investment
  operations...............        .05       .05       .05       .05       .05
Less distributions:
 Dividend distributions....    (   .05)  (   .05)  (   .05)  (   .05)  (   .05)
                            ----------  --------  --------  --------  --------
 Total distributions.......    (   .05)  (   .05)  (   .05)  (   .05)  (   .05)
                            ----------  --------  --------  --------  --------
Net asset value, end of
 year......................      $1.00     $1.00     $1.00     $1.00     $1.00
                            ==========  ========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)..................  1,108,817   944,966   587,080   427,494   335,776
Total investment return....       4.65%     5.11%     4.96%     4.96%     5.04%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......... $1,108,817  $944,966  $587,080  $427,494  $335,776
 Operating expenses to
  average net assets.......        .46%      .51%      .57%      .61%      .72%
 Net investment income to
  average net assets.......       4.55%     4.99%     4.86%     4.84%     4.97%

                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                August 31, 1999

NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On November 23, 1998, Shareholders approved a new investment advisory agreement at a Special Shareholders Meeting. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 1999.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $3,000, a fee of $750 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 1999, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,097,728,786. Transactions in Fund shares at $1.00 per share were as follows:

                                                For the year ended August 31,
                                                ------------------------------
                                                     1999            1998
                                                --------------  --------------
Shares sold....................................  3,681,335,182   2,979,565,610
Shares issued to shareholders in reinvestment
 of dividends..................................     47,633,042      36,974,418
                                                --------------  --------------
                                                 3,728,968,224   3,016,540,028
Less shares repurchased........................ (3,565,117,091) (2,658,654,048)
                                                --------------  --------------
Net increase in capital shares.................    163,851,133     357,885,980
                                                ==============  ==============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Hilliard-Lyons Government Fund, Inc. (the Fund) as of August 31, 1999, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Louisville, Kentucky
September 17, 1999

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                                  Distributor

                          Provident Distributors, Inc.
                     Four Falls Corporate Center, 6th Floor
                   West Conshohocken, Pennsylvania 19428-2961

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                           Brown, Todd & Heyburn PLLC
                       400 West Market Street, 32nd Floor
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS

                              J. Henning Hilliard
                                Donald F. Kohler
                                Samuel G. Miller
                                J. Robert Shine

                                    OFFICERS
                          Donald F. Kohler - Chairman

                        Joseph C. Curry, Jr. - President

                Dianna P. Wengler - Vice President and Treasurer

                        Penny L. Wellinghurst -Secretary
                                 Hilliard-Lyons
                             Government Fund, Inc.
                                 Annual Report
                                August 31, 1999